UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 25, 2013
TFS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

United States of America	001-33390	52-2054948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Broadway Ave., Cleveland, Ohio		44105
(Address of principle executive offices)		(Zip Code)
Registrant's telephone number, including area code (216) 441-6000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The Company will host a conference call to discuss its operating results for the three and six month periods ending March 31, 2013 at 10:00 a.m. (ET) on April 26, 2013. The toll-free dial-in number is 866-952-1908, Conference ID TFSLQ213. A telephone replay will be available beginning at 2:00 p.m. (ET) on April 26, 2013 by dialing 800-695-2533. The conference call will be simultaneously webcast on the Company's website www.thirdfederal.com under the Investor Relations link under the "About Us" tab, and will be archived for 30 days after the event, beginning April 29, 2013. The slides for the conference call will be filed with the SEC under a separate Form 8-K and will also be available on the Company's website.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.

99.1	TFS Financial Corporation slide presentation dated April 25, 2013.